UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.            )

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☐	Preliminary Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

THE MACERICH COMPANY

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on June 18, 2020.    THE MACERICH COMPANY THE MACERICH COMPANY 401 WILSHIRE BLVD., SUITE 700 SANTA MONICA, CA 90401 Meeting Information
Meeting Type: Annual Meeting
For Stockholders as of: close of business on March 23, 2020
Date: June 18, 2020 Time: 10:00 a.m. local time
Location: Corporate Headquarters
401 Wilshire Blvd., Suite 700
Santa Monica, California 90401
We are actively monitoring the coronavirus (COVID-19) situation, and we are sensitive to We are actively monitoring the coronavirus (COVID-19) situation, and we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state and local governments may impose. As part of our precautions regarding COVID-19, we are planning for the possibility that we may hold a virtual annual meeting, in which participation would be solely by means of remote communication. In the event it is not possible or advisable to hold our Annual Meeting in person, or at the current noted location, we will announce alternative arrangements, including how to participate, in a press release available at www.macerich.com as promptly as practicable before our Annual Meeting and file such information as additional proxy materials with the Securities and Exchange Commission. Please monitor our website www.macerich.com for updated information. If you are planning to attend our Annual Meeting, please check the website ten days prior to the meeting date. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).    We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain E97674-P36853-Z76615

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXX XXXX XXXX    XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting    a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 4, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked    by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.    E97675-P36853-Z76615

Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: 1a. Peggy Alford 1b. John H. Alschuler 1c. Eric K. Brandt 1d. Edward C. Coppola 1e. Steven R. Hash 1f. Daniel J. Hirsch 1g. Diana M. Laing 1h. Thomas E. O’Hern 1i. Steven L. Soboroff 1j. Andrea M. Stephen    2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. 3. Advisory vote to approve our named executive officer compensation as described in our Proxy Statement. NOTE: Such other business will be transacted at the meeting as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.    E97676-P36853-Z76615

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